                                Exhibit 10.6

November 12, 2020
Michael Weening
[Redacted]
[Redacted]
[Redacted]

Re:    Amendment to Letter Agreement dated November 27, 2019

Dear Michael:
The purpose of this letter is to confirm our recent discussions to amend the Letter Agreement dated November 27, 2019 between Calix, Inc. (the “Company”) and you (the “Letter Agreement”) to extend the deadline for your relocation to the general vicinity of the Company’s offices in San Jose, California for one year until November 27, 2021.
Other than the extension of the deadline for you to relocate, the Letter Agreement remains in full force and effect in accordance with its terms.
Please indicate your acknowledgement and acceptance of the terms of this letter by signing in the space indicated below and returning a signed copy of this letter to me at your earliest convenience.

Sincerely,
Calix, Inc.

/s/ Carl Russo
By:     Carl Russo
Title: President and Chief Executive Officer

Accepted, Acknowledged and Agreed:

/s/ Michael Weening
Michael Weening
Date: 11/18/2020